Exhibit 1.6
         Industry Canada                             Industrie Canada

Certificate of
Amendment

Certificate de
modification


Canada Business
Corporations Act

Loi Canadienne sur
les societes par
actions



  Interaction Technologies Ltd.                        325972-2



Name of corporation-Denomination de la
societe.

I hereby certify that the articles of the above-named corporation were amended:

     a) under section 13 of the Canada Business Corporations Act in accordance with the attached notice;

     b) under section 27 of the Canada Business Corporations Act as set out in the attached articles of amendment designating a series of shares;


     c) under section 179 of the Canada Business Corporations Act as set out in the attached articles of amendment;


     d) under section 191 of the Canada Business Corporations Act as set out in the attached articles of reorganization;



/s/
   Director - Directeur

  Corporation number-Numero de la societe

      Je certifie que les statuts de la societe susmentionnee ont ete modifies:

         a) en vertu de Particle 13 de la Loi
           canadienne sur les societes par
           actions, conformement a l avis ci-joint;

     b) en vertu de Particle 27 de la Loi canadienne sur les societes par actions, tel qui il est indique dans les clauses modificatrices ci-jointes designant une serie d'actions;

c) en vertu de Particle 179 de la Loi canadienne
sur  les  societes   par  actions,   tel  quil  est  indique  dans  les  clauses
modificatrices ci-jointes:

d) en vertu de Particle 191 de la Loi canadienne stir
les  societes   par  actions,   tel  qu'il  est  indique  dans  les  clauses  de
reorganisation ci-jointes;





                                  July 21, 200/ le 21 juillet 2000

                              Date of Amendment - Date de modification



Canada

Industry Canada

Canada Business
Corporations
   Act
Industrie Canada

     Loi  canadienne  sur les  societes par actions

FORM 4 ARTICLES of AMENDMENT
(SECTION 27 OR 177)

FORMULE 4 CLAUSES MODIFICATRICES (ARTICLES 27 OU 177)

1     -- Name of the Corporation - Denomination sociale de la societe

 3259722 CANADA INC.

                       2 -- Corporation No. - N' de la societe


                                                          325972-2

3 The articles of the above-named corporation are amended as follows:

Les statuts de la societes mentionee ci-dessus sont modifies de la facon suivante:




     The name of the Corporation has been changed from 3259722 Canada Inc. to "Interaction Technologies Ltd.".



            Article 1- Name of the Corporation is.

                            Interaction Technologies Ltd.






















                    Signature
July 27, 2000       /s/



Title - Title

DIRECTOR
For Departmental Use Only - A l'usage ministere seulement

                     Filed   JUL 27, 2000